SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
DATED EFFECTIVE AS OF APRIL 9, 2005, BETWEEN
GROUP 1 AUTOMOTIVE, INC. AND EARL J. HESTERBERG

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT DATED EFFECTIVE AS OF APRIL 9, 2005, BETWEEN GROUP 1 AUTOMOTIVE, INC. AND EARL J. HESTERBERG (the “Second Amendment”) is entered into by and between Group 1 Automotive, Inc. (“Employer”) and Earl J. Hesterberg (“Employee”) this 30th day of April, 2010 (“Effective Date”).

RECITALS

WHEREAS, Employer and Employee previously entered into that certain Employment Agreement dated as of April 9, 2005, which is scheduled to expire at midnight on May 1, 2010 (the “Original Employment Agreement”); and

WHEREAS, Employer and Employee also entered into that certain First Amendment to the Employment Agreement dated effective November 8, 2007, between Group 1 Automotive, Inc. and Earl J. Hesterberg (the “First Amendment” and together with the Original Employment Agreement, the “Employment Agreement”); and

WHEREAS, Employer and Employee are currently negotiating a new employment agreement, the terms and conditions of which have not been finalized as of the date hereof; and

WHEREAS, Employer and Employee desire to enter into this Second Amendment to further amend the Employment Agreement to extend the Term for an additional sixty (60) days through June 30, 2010 (“Extension Period”), in order to complete negotiations of the new employment agreement, while preserving all other terms and conditions of such Employment Agreement during said Extension Period;

NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements set forth below, the parties hereto agree to amend the Employment Agreement as follows:

1. The first sentence of Section 3.1 of the Employment Agreement shall be amended in its entirety as follows: “The term of the Agreement shall be from May 1, 2005 through June 30, 2010 (the “Term”).”

2. All other terms and conditions in the Employment Agreement shall remain in full force and effect, except as modified herein.

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the Effective Date.

EMPLOYER:

GROUP 1 AUTOMOTIVE, INC.

By:	/s/ Darryl M. Burman

Name: Title: Date:	Darryl M. Burman Vice President 04/30/2010

EMPLOYEE:
/s/ Earl J. Hesterberg

Name: Date:	Earl J. Hesterberg, Individually 04/29/2010